                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 15, 2006

                          ELGRANDE INTERNATIONAL, INC.

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             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

     of Incorporation)               File Number)         Identification No.)

1450 Kootenay Street, Vancouver, B.C., Canada          V5K4R1

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               (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (604)689-0808

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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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Item 1.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On January 15, 2007, the Company's Board of Directors, after discussion with the Company's independent auditors, authorized the restatement of our previously issued (audited) consolidated financial statements for the year ending May 31, 2006, in our Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission") on September 14, 2006 , and our previously issued (unaudited) consolidated financial statements for the three months ending August 31, 2006 in our Quarterly Report on Form 10-QSB as filed with the Commission on October 17, 2006. In both cases the restatement resulted from the adoption of a change in accounting treatment for $555,000 principal amount of convertible debt issued in 2005 and 2006, in accordance with Emerging Issues Task Force 00-27.

We currently expect to file shortly our Quarterly Report on Form 10-QSB for the six month period ended November 30, 2006, and we expect that the financial statements to be included in such Quarterly Report will properly reflect all applicable period adjustments relating to the restatement. Following the filing of such Quarterly Report, we intend to file an amended Annual Report on Form 10-KSB for the period ending May 31, 2006 and an amended  Quarterly Report on Form 10-QSB for the period ended August 31, 2006 to correct the above-discussed errors as soon as practicable.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elgrande International, Inc.

Date: January 16, 2007

By: /s/ Michael F. Holloran

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Michael F. Holloran

President and Chief Executive Officer